UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2009
Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-10.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
     Issuance of Senior Notes
     On June 1, 2009, Allegheny Technologies Incorporated (the “Company”) completed its offering and sale of $350,000,000 aggregate principal amount of the Company’s 9.375% Senior Notes due 2019 (the “Senior Notes”). The offering and sale of the Senior Notes was made pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”).
     The Senior Notes were issued pursuant to the Indenture, dated June 1, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated June 1, 2009 (the “Senior Notes Supplemental Indenture”), between the Company and the Trustee.
     The Senior Notes will accrue interest at the rate of 9.375% per annum and be payable in cash semi-annually in arrears on each June 1 and December 1, commencing December 1, 2009. The Senior Notes will mature on June 1, 2019. The Company may redeem the Senior Notes at any time and from time to time prior to maturity, in whole or in part, by paying a “make-whole” premium. If the Company undergoes a change of control repurchase event, holders may request that the Company repurchase the Senior Notes in whole or in part for cash at a price equal to 101% of the principal amount of the Senior Notes to be purchased plus any accrued and unpaid interest to, but excluding, the repurchase date.
     If an event of default with respect to the Senior Notes occurs, the principal amount of the Senior Notes, plus premium, if any, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions. These amounts automatically become due and payable in the case of certain types of bankruptcy, insolvency or reorganization events of default involving the Company.
     The foregoing is a summary of the material terms and conditions of the Indenture, as supplemented by the Senior Notes Supplemental Indenture, and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture and the Senior Notes Supplemental Indenture attached to this Current Report as Exhibits 4.1 and 4.2, respectively, which are incorporated herein by reference. A form of Senior Note is included in Exhibit 4.2.
     On June 1, 2009, the Company announced the completion of its offering of Senior Notes by means of a press release that is set forth in its entirety in and filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     Issuance of Convertible Notes
     On June 2, 2009, the Company completed its offering and sale of $402,500,000 aggregate principal amount of the Company’s 4.25% Convertible Senior Notes due 2014 (the “Convertible Notes”), including $52,500,000 aggregate principal amount of Convertible Notes sold pursuant to an over-allotment option which was exercised in full. The offering and sale of the Convertible Notes was made pursuant to the Company’s shelf registration statement filed with the SEC.
     The Convertible Notes were issued pursuant to the Indenture, as further supplemented by the Second Supplemental Indenture, dated June 2, 2009 (the “Convertible Notes Supplemental Indenture”), between the Company and the Trustee.
     The Convertible Notes will accrue interest at the rate of 4.25% per annum and be payable in cash semi-annually in arrears on each June 1 and December 1, commencing December 1, 2009. The Convertible Notes will mature on June 1, 2014. The Company may not redeem the Convertible Notes prior to their stated maturity date. If the Company undergoes a fundamental change, holders of Convertible Notes may require the Company to repurchase the Convertible Notes in whole or in part for cash at a price equal to 100% of the principal amount of the Convertible Notes to be purchased plus any accrued and unpaid interest to, but excluding, the repurchase date.
     Holders of Convertible Notes may convert their Convertible Notes at their option at any time prior to the close of business on the second scheduled trading day immediately preceding the stated maturity date for the Convertible Notes. The initial conversion rate for the Convertible Notes will be 23.9263 shares of our common stock per $1,000 principal amount of Convertible Notes, equivalent to an initial conversion price of approximately $41.795 per share of the Company’s common stock. The conversion rate and the conversion price may be adjusted under certain circumstances.
     If an event of default with respect to the Convertible Notes occurs, the principal amount of the Convertible Notes, plus premium, if any, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions. These amounts automatically become due and payable in the case of certain types of bankruptcy, insolvency or reorganization events of default involving the Company.
     The foregoing is a summary of the material terms and conditions of the Indenture, as supplemented by the Convertible Notes Supplemental Indenture, and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture and the Convertible Notes Supplemental Indenture attached to this Current Report as Exhibits 4.1 and 4.3, respectively, which are incorporated herein by reference. A form of Convertible Note is included in Exhibit 4.3.
     On June 2, 2009, the Company announced the completion of its offering of Convertible Notes by means of a press release that is set forth in its entirety in and filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
     Amendment of Credit Agreement
     On May 29, 2009, the Company announced that it amended certain definitions and financial covenants in its $400 million senior unsecured domestic revolving credit facility to provide additional financial flexibility. The amendment restates the definition of consolidated earnings before interest and taxes and consolidated earnings before income, taxes, depreciation and amortization as used in the interest coverage and leverage ratios to exclude any non-cash pension expense or income and restates the definition of consolidated indebtedness used in the leverage ratio, which previously was based on gross indebtedness, to be net of cash on hand in excess of $50 million.
     The amendment is evidenced by a First Amendment to Credit Agreement, dated May 29, 2009 (the “First Amendment”), by and among ATI Funding Corporation, TDY Holdings, LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as administrative agent for the lenders. The foregoing is a summary of the material terms and conditions of the First Amendment and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the First Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 4.1	Indenture, dated June 1, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.2	First Supplemental Indenture, dated June 1, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.3	Second Supplemental Indenture, dated June 2, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.4	Form of 9.375% Senior Note due 2019 (included in Exhibit 4.2).

Exhibit 4.5	Form of 4.25% Convertible Senior Note due 2014 (included in Exhibit 4.3).

Exhibit 10.1	First Amendment to Credit Agreement, dated May 29, 2009, by and among ATI Funding Corporation, TDY Holdings, LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as administrative agent for the lenders.

Exhibit 99.1	Press release dated June 1, 2009.

Exhibit 99.2	Press release dated June 2, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer, General Counsel and Corporate Secretary

Dated: June 3, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated June 1, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.2	First Supplemental Indenture, dated June 1, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.3	Second Supplemental Indenture, dated June 2, 2009, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as Trustee.

Exhibit 4.4	Form of 9.375% Senior Note due 2019 (included in Exhibit 4.2).

Exhibit 4.5	Form of 4.25% Convertible Senior Note due 2014 (included in Exhibit 4.3).

Exhibit 10.1	First Amendment to Credit Agreement, dated May 29, 2009, by and among ATI Funding Corporation, TDY Holdings, LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as administrative agent for the lenders.

Exhibit 99.1	Press release dated June 1, 2009.

Exhibit 99.2	Press release dated June 2, 2009.